VOYAGEUR INVESTMENTS


Annual Report


AGGRESSIVE GROWTH FUND
(FORMERLY VOYAGEUR AGGRESSIVE GROWTH FUND)
GROWTH STOCK FUND
(FORMERLY VOYAGEUR GROWTH STOCK FUND)




Dated April 30, 1997

                             AGGRESSIVE GROWTH FUND

                                GROWTH STOCK FUND



                                  ANNUAL REPORT




                              Dated April 30, 1997

LETTER FROM THE PRESIDENT

Dear Shareholder:

The one-year reporting period ended April 30, 1997, witnessed the stock market's continued prosperity. The equity market overshadowed other asset classes, as has been the case throughout this calendar year. To date, the excitement generated by the stock market's relatively steady climb has not been diminished by occasional market downturns or inflation fears. Although we cannot predict when the stock market will undergo a significant correction, we believe that at some point it will experience some type of adjustment. However, a well-planned investment strategy that includes taking a long-term approach and maintaining a diverse portfolio, can help investors temper the effect of market downturns over time.

As you know, on April 30, 1997, after receiving shareholder approval through a proxy vote, the Aggressive Growth Fund and the Growth Stock Fund were acquired by Lincoln National Corporation. The Funds were added to the fund family of the Delaware Group, an indirect subsidiary of Lincoln National Corporation.

The Delaware Group is committed to providing our shareholders with the best investment products and services available in today's financial market. Our equity funds allow you access to a wide range of sectors within the stock market. All Delaware/Voyageur Funds are actively managed to meet individual fund objectives.

In the pages that follow the Funds' managers for this reporting period will discuss some points of interest related to your Fund and the country's economy. If at any time you have questions about your Delaware/Voyageur fund investment or any other fund in the Delaware Group, contact your financial adviser or the Delaware Shareholder Services Department at 1-800-523-1918.

Sincerely,



/s/ Wayne A. Stork
Wayne A. Stork

Chairman, President and Chief Executive Officer

AGGRESSIVE GROWTH FUND


For the fiscal year ended April 30, 1997, the Aggressive Growth Stock Fund's total return at NAV was 4.34* percent for class A shares compared to the 25.13 percent for the S&P 500 Index.*

For most of its fiscal year, the Fund was an excellent performer. At the Fund's semiannual reporting period ended October 31, 1996, you may remember the Aggressive Growth Fund's class A shares (at NAV) outperformed the S&P 500 Index -- 10.02 percent vs. 8.97 percent. The key reason the Fund was able to outperform the broader market at that point was due to the Fund's emphasis on technology. Technology was the market's best performing sector for most of 1996.

However, like any aggressive portfolio -- which often suffers above-average volatility characteristics in the short term -- what made the Aggressive Growth Fund strong during the first half of the year and on through January 1997, actually was a main contributing factor to the Fund's underperformance for the year ended April 30, 1997.

MARKET DYNAMICS

The main setbacks in the Fund's performance occurred in February, March and April 1997. During this period, we saw a significant reduction in price per earnings (P/E) ratios assigned to high P/E stocks. High P/E stocks are generally considered growth-oriented stocks. Since a main focus in our aggressive strategy is to emphasize investing in growth-oriented stocks, quite of few of the holdings within the Fund's portfolio suffered adversely.

Also during these same three months, the market was dominated by large-capitalization stocks. In the Fund, we tended to invest in lower capitalization stocks, which were generally out of favor during this time.

SECTOR PERFORMANCE

The Fund continued to be heavily invested in technology stocks. Within this sector our focus has specifically been on the following: 1) telecommunications and networking equipment, 2) software, and 3) information services. These three areas had done very well for us for most of the Fund's fiscal year. However, during the past three months, two of these areas -- 1) telecommunications and networking equipment and 2) information services -- performed poorly.

The telecommunications and network-ing equipment sectors performed poorly due to the perception of a slowing demand from primary customers -- the regional operating and long distance companies. Deregulation and the ongoing debate surrounding access


[PHOTO]

TONY H. ELAVIA WAS THE SENIOR EQUITY PORTFOLIO MANAGER FOR THE AGGRESSIVE GROWTH FUND THROUGH APRIL 30, 1997. MR. ELAVIA MANAGED THE FUND SINCE MAY 1995, AND HAS OVER 14 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.



* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.

charges are two major unresolved issues that could have a major impact on these telecommunication companies' bottom line. Until these issues are resolved, the expectation is for telecommunication companies to slow their capital expend-itures until they have better understanding of how these changes will affect their revenues.

Information service providers also suffered during the past three months due to a perception of a slowdown in demand for their services. These companies -- which included such names as EDS and Cambridge Technology -- are expected to witness a decline in revenues as their customers divert their resources to resolving the Year 2000 problem.

CHANGE IN FUND MANAGEMENT

On April 30, 1997, after receiving approval from the shareholders through a proxy vote, the Aggressive Growth Fund was acquired by Lincoln National Corporation. The Fund was added to the fund offerings of Delaware Group, an indirect subsidiary of Lincoln National Corporation. As of May 1, 1997, the Fund is being managed by Delaware Management Company. Gerald S. Frey, Vice President/Senior Portfolio Manager at Delaware Management Company, Inc. serves as portfolio manager for the Fund. Mr. Frey has over 20 years experience in the money management business.

AGGRESSIVE GROWTH FUND


                                 Class A Shares

                                    [CHART]

      Aggressive   Aggressive
      Growth Fund  Growth Fund    Standard
      With Sales   Without Sales  & Poor's
        Charge        Charge      500 Index

         9525          10000        10000
"May-94" 9525          10000        10079
         9448          9920         9830
         8782          9220         10155
         8829          9270         10568
         9753          10240        10313
         9648          10130        10549
         10020         10520        10162
         9544          10020        10310
         9429          9900         10578
         9058          9510         10989
         9410          9880         11314
         9848          10340        11646
"Apr-95" 9906          10400        12106
         10182         10690        12391
         10848         11390        12804
         11658         12240        12838
         11677         12260        13378
         12334         12950        13330
         11639         12220        13917
         12125         12730        14174
         11698         12282        14663
         11639         12219        14804
         12184         12792        14945
         11917         12511        15166
"Apr-96" 12978         13626        15557
         14358         15074        15616
         14258         14969        14926
         11807         12396        15241
         12949         13594        16099
         14764         15501        16543
         14278         14990        17793
         15568         16344        17441
         15038         15788        18530
         16349         17165        18675
         14600         15329        17908
         12898         13541        18977
"Apr-97" 13519         14194        18977





                                                         TOTAL RETURNS

                                    Class A Shares        Class B Shares           Class C Shares
--------------------------------------------------------------------------------------------------------
                                         Since                        Since                   Since
                             1 Year      5/16/94**      1 Year       4/16/96**     1 Year    5/20/94**
--------------------------------------------------------------------------------------------------------
   Without
   Sales Charge              4.34%         12.62%         2.84%        12.23%       3.58%      11.82%
--------------------------------------------------------------------------------------------------------
   With Sales
   Charge                   (0.61%)*       10.78%*       (1.16%)***     8.40%***    2.58%***   11.82%***
--------------------------------------------------------------------------------------------------------



The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.

*   Total return includes the maximum 4.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on April 30, 1997.

The Standard and Poor's 500 Index is an unmanaged, market value weighted index of 500 widely held common stocks. The index includes industrial, utility, financial and transportation stocks primarily, but not exclusively, traded on the New York Stock Exchange. The S & P 500 represents approximately 77% of the NYSE market capitalization. The index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

GROWTH STOCK FUND


For the fiscal year ended April 30, 1997, the Growth Stock Fund's total return at NAV was 15.27%* for class A shares compared to the Wilshire Large Cap Growth Index performance of 29.94%.* The Fund's performance during its fiscal year is representative of its overall high-quality growth approach to stock fund investing.

When the market is raging, such as it has been for the last two years, high-quality stocks typically lag the market as investors seek the high returns they perceive to be offered by riskier securi-ties. However, during more challenging markets, such as the market downturn we had earlier this year, a high-quality approach tends to outperform the market as investors flood toward the stability offered by high-quality stocks.

A HIGH-QUALITY, LONG-TERM APPROACH

We believe providing consistent long-term results over business cycles should be a primary consideration in stock fund investing. In order to achieve this, the Fund solely invests in companies rated A+ or A by Standard & Poor's. These high-quality companies have tradi-tionally exhibited consistently superior earnings and long-term growth potential.

Within this high-quality universe, we select no more than 30 companies. These high-quality companies have traditionally exhibited consistently superior earnings and long-term growth potential.

We also select companies that our research indicates are at the low end of their historical price valuation. Since we want to participate in long-term earnings and dividend growth of these companies, we seek to hold them until they return to their historically high price valuations.

THE CONTINUED STOCK MARKET CLIMB

With most major domestic stock indices gaining more than 20 percent for the year, 1996 was another stellar year for most stock market investors. In fact, the Dow ended 1996 with the largest two-year gain (68 percent) in more than 40 years. We believe the primary reasons for this record-breaking year were the continued lack of inflation and the ability of corporations to repeatedly generate profits that surpassed expecta-tions. A third reason was the huge cash inflows into stock mutual funds.

The importance of the tie between inflation perceptions and market performance can be ascertained by the mini "correction" that took place in June and July 1996. This downdraft was primarily instigated by concerns that unusually low unemployment was



[PHOTO]
JAMES C. KING IS THE SENIOR EQUITY PORTFOLIO MANAGER FOR THE GROWTH STOCK FUND. MR. KING HAS MANAGED THE FUND SINCE JANUARY 1992, AND HAS NEARLY 30 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.



* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.

starting to ignite wage inflation. During this time, the Dow and S&P 500 fell approximately 10 percent while NASDAQ toppled almost 20 percent based on intra-day prices. What's interesting to note is that some of the market's most volatile days occurred in tandem with government employment report releases. After the July report dispelled most inflation concerns, the market rallied strongly during the second half of the year. Corporate profits have been boosted by the ability of companies to cut costs and have reached, by many measures, records highs for the past 20-year period.

In early 1997, the S&P 500 -- which was trading at about 21 times trailing earnings -- was at the high end of historical valuations. Yet, as has proven typical of the current market climb, it continued to extend past historical valuations and continued to race to gains of nearly 10 percent. On February 19, 1997, the S&P 500 Index peaked, finishing the first quarter with a total return of 2.7 percent. During the same period, the Russell 1000 Growth Index had a quarterly return of more than 1.5 percent.

As would be expected, the relative performance of high-quality stocks such as those in the Growth Stock Fund actually trailed the S&P 500 prior to its February market peak. However, the Growth Stock Fund actually sped ahead of the S&P 500 and Russell 1000 indices during the market downturn in late February.

We believe that perhaps the most crucial catalyst for the current market downturn was the realization that the Federal Reserve was going to raise interest rates. While past performance is not a guaranty of future results, historically interest rates and market valuation measures -- such as price per earnings per share ratios -- have exhibited a tight inverse correlation. Since market valuations remain at the high end of historical ranges despite decelerating corporate earnings, we believe sustaining the current low interest rate and inflationary environment is crucial for corporate America to generate positive stock market returns in the short term.

Further fueling market volatility were announcements from several high-expectation companies that their first quarter earnings would fall somewhat short of their estimates. As you well know, the stock market has been unmerciful to companies unable to meet their earnings expectations -- especially those companies trading at high valuations.

ECONOMIC OUTLOOK

Most expectations for the remainder of 1997 are for a more moderate market advance ranging from 7 to 10 percent. If this forecast seems familiar, it's because it's quite similar to original predictions for 1996. We expect to see corporate profit growth to slow to approximately 5 percent for the year. Inflation expecta-tions remain low.

The low inflationary environment makes it difficult to raise prices, and with little cost cutting left to be done, corporations may find it difficult to continue to beat profit expectations. If the Federal Reserve also continues to tighten (e.g. raise rates), companies may also see their profits decline due to increased interest costs.

Given the high levels of valuations and expectations in the stock market, we have taken a more defensive position during the past year in order to reduce risk on the downside. We have lowered the Fund's overall price per earnings (P/E) ratio -- a ratio that is calculated by dividing a stock's current price by its trailing 12 months' earnings per share. In order to lower the Fund's overall P/E, we sold companies that had reached the high end of their historical price valuations. We then replaced them with companies that are selling at historical lows, but which have demonstrated an ability to survive down markets without any major earnings shortages.

Regardless of what's happening in the market, we will continue to maintain our commitment to investing in high-quality stocks. Our conviction is that, over full market cycles, high-quality stocks provide superior long-term performance, especially on a risk-adjusted basis. These companies tend to have broad product lines and geo-graphic diversification, which permits them to generate consistent, relatively predictable earnings growth regardless of economic conditions.

GROWTH STOCK FUND

                                 Class A Shares
                                     [GRAPH]

        Growth       Growth
      Stock Fund    Stock Fund    Wilshire
      With Sales   Without Sales  Large Company
        Charge        Charge      Growth Index

         9525         10000          10000
"Aug-85" 9525         10000          10000
         9576         10053          10000
         9614         10093           9898
         9747         10233           9536
         10147        10653           9951
         10501        11025          10763
         10937        11482          11313
         11679        12262          11326
         12499        13123          12147
"Apr-86" 12885        13528          12876
         13801        14490          12882
         14387        14470          13604
         13156        13809          13884
         13902        14592          13023
         12816        13453          13671
         13834        14521          12268
         13708        14389          13110
         14057        14755          13368
         15909        16699          13062
         15929        16719          14922
         17053        17900          15862
"Apr-87" 16927        17767          16077
         17228        18083          15663
         17732        18612          15816
         17974        18866          16737
         18915        19854          17579
         18604        19528          18419
         14348        15061          17944
         13340        14002          13822
         15144        15618          12603
         14925        15659          13680
         15591        16358          14148
         15701        16473          15001
"Apr-88" 16009        16796          14529
         15571        16337          14468
         16596        17412          14401
         16148        16942          15144
         15522        16285          15023
         16297        17099          14609
         16238        17036          15475
         15770        16546          15722
         16753        17577          15432
         17691        18562          15760
         17462        18321          16800
         17941        18823          16399
"Apr-89" 19359        20311          16940
         20057        21044          17909
         19149        20091          18903
         20197        21191          18733
         20926        21956          20814
         21725        22794          21016
         21256        22301          20972
         21795        22867          20645
         21638        22702          21089
         19770        20742          21310
         20541        21551          19731
         21334        22383          19774
"Apr-90" 20476        21483          20577
         20416        21420          20297
         23316        24463          22528
         21726        22795          22762
         19305        20255          22496
         18136        19028          20312
         17902        18783          18957
         19212        20157          18843
         20030        21016          20415
         21370        22421          21382
         23442        24596          22836
         24504        25709          24759
"Apr-91" 24466        25670          25853
         26046        27327          25797
         25035        26266          27068
         26690        28003          25772
         27866        29236          27102
         27663        29024          28113
         28877        30297          27446
         27979        29356          27740
         31640        33196          27260
         30571        32074          31352
         30609        32114          30834
         30049        31527          31121
"Apr-92" 30303        31794          30296
         30302        31793          30369
         30044        31522          30548
         30820        32336          29681
         30388        31883          30883
         31027        32553          30481
         31717        33277          30997
         33251        34887          31616
         33472        35118          33014
         32833        34448          32860
         32539        34140          32370
         32608        34212          32785
"Apr-93" 30760        32273          30952
         31468        33016          32085
         30674        32183          31671
         30346        31838          30803
         31227        32763          31924
         31037        32563          31717
         31555        33107          32589
         31883        33451          32697
         31892        33461          33033
         32346        33938          33694
         31542        33094          33344
         30337        31829          31770
"Apr-94" 30599        32104          32014
         30931        32452          32421
         29917        31389          31377
         30564        32067          32284
         31717        33278          34089
         31298        32837          33478
         31857        33424          34422
         31210        32746          33576
         31816        33381          34016
         33111        34739          34982
         34226        35909          36251
         34981        36702          37310
"Apr-95" 35808        37570          38149
         37139        38966          39626
         37661        39514          41183
         38740        40646          42447
         38326        40212          42549
         40071        42042          44907
         40179        42155          45198
         41456        43495          46943
         42028        44096          46901
         42709        44810          48692
         43920        46080          49496
         44241        46418          49659
"Apr-96" 44752        46953          50841
         46568        48859          53109
         47116        49434          53406
         44884        47092          50709
         45300        47529          52220
         47627        49970          55938
         48005        50367          56436
         50616        53106          61047
         49063        51477          59533
         50427        52908          64266
         51954        54510          64034
         50671        53164          61070
"Apr-97" 51424        53954          66065


                                                         TOTAL RETURNS

                                    Class A Shares           Class B Shares                   Class C Shares
---------------------------------------------------------------------------------------------------------------------------
                                                         Since                        Since                        Since
                     1 Year     5 Years     10 Years    8/1/85**      1 Year         9/8/95**        1 Year      10/21/95**
---------------------------------------------------------------------------------------------------------------------------
   Without
   Sales Charge       15.27%     11.21%      11.77%      15.45%        14.50%          17.76%         14.42%         16.01%
---------------------------------------------------------------------------------------------------------------------------
   With Sales
   Charge             9.80%*     10.14%*     11.23%*     14.98%*      10.50%***       15.56%***      13.42%***      16.01%***
---------------------------------------------------------------------------------------------------------------------------

The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.

*   Total return includes the maximum 4.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on April 30, 1997.

The Standard and Poor's 500 Index is an unmanaged, market value weighted index of 500 widely held common stocks. The index includes industrial, utility, financial and transportation stocks primarily, but not exclusively, traded on the New York Stock Exchange. The S & P 500 represents approximately 77% of the NYSE market capitalization. The index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds III, Inc.


         We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Aggressive Growth Fund (formerly Voyageur Aggressive Growth Fund) and Growth Stock Fund (formerly Voyageur Growth Stock Fund) (funds within Voyageur Mutual Funds III, Inc.) as of April 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 1997 and the financial highlights for the periods presented in note 6. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aggressive Growth Fund and Growth Stock Fund at April 30, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated on the first paragraph above, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP



Minneapolis, Minnesota
June 13, 1997



VOYAGEUR MUTUAL FUNDS III, INC.

STATEMENTS OF ASSETS AND LIABILITIES                                          APRIL 30, 1997
--------------------------------------------------------------------------------------------



                                                                   AGGRESSIVE    GROWTH STOCK
       ASSETS                                                      GROWTH FUND      FUND
                                                                   -----------   -----------
Investments in securities, at market value (note 1)
   (identified costs: $4,852,871, and $26,994,871, respectively)   $ 4,929,122   $35,522,500
Cash in bank on demand deposit .................................       322,489       640,527
Dividends and interest receivable ..............................           715        62,375
Due from adviser ...............................................         8,600         6,930
Receivable for Fund shares sold ................................          --          14,831
Organizational costs (note 1) ..................................         9,971          --
                                                                   -----------   -----------
   Total assets ................................................     5,270,897    36,247,163
                                                                   -----------   -----------

       LIABILITIES
Payable for Fund shares redeemed ...............................          --          46,251
Adviser fees payable ...........................................          --          28,424
Distribution fees payable ......................................         2,580         9,061
Other accrued expenses .........................................         8,432        15,019
                                                                   -----------   -----------
   Total liabilities ...........................................        11,012        98,755
                                                                   -----------   -----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK .............   $ 5,259,885   $36,148,408
                                                                   ===========   ===========

Represented by:
   Capital Stock -  $.01 par value (note 1) ....................   $     4,477   $    14,280
   Additional paid-in capital ..................................     5,110,760    26,531,978
   Undistributed net investment income .........................         2,815       129,542
   Accumulated net realized gain on investments ................        65,582       944,979
   Unrealized appreciation on investments ......................        76,251     8,527,629
                                                                   -----------   -----------

     TOTAL NET ASSETS ..........................................   $ 5,259,885   $36,148,408
                                                                   ===========   ===========

Net assets applicable to outstanding Class A shares ............   $ 4,943,600   $34,255,388
                                                                   ===========   ===========
Net assets applicable to outstanding Class B shares ............   $    94,699   $ 1,181,508
                                                                   ===========   ===========
Net assets applicable to outstanding Class C shares ............   $   221,586   $   711,512
                                                                   ===========   ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 420,178  and
     1,352,085, respectively (note 5) ..........................   $     11.77   $     25.34
                                                                   ===========   ===========
   Class B - Shares of capital stock outstanding: 8,188  and
     47,390, respectively (note 5) .............................   $     11.57   $     24.93
                                                                   ===========   ===========
   Class C - Shares of capital stock outstanding: 19,327 and
     28,543, respectively (note 5) .............................   $     11.47   $     24.93
                                                                   ===========   ===========

See accompanying notes to financial statements.




VOYAGEUR MUTUAL FUNDS III, INC.

STATEMENTS OF OPERATIONS                                                      YEAR ENDED APRIL 30, 1997
-------------------------------------------------------------------------------------------------------



                                                                             AGGRESSIVE    GROWTH STOCK
Investment income:                                                           GROWTH FUND       FUND
                                                                             -----------    -----------
   Dividends .............................................................   $    12,224    $   668,183
   Interest ..............................................................         8,860        131,193
                                                                             -----------    -----------
     Total investment income .............................................        21,084        799,376
                                                                             -----------    -----------

Expenses (note 2):
   Investment advisory and management fee ................................        56,982        332,347
   Dividend disbursing, administrative and accounting services fees ......        33,605         89,413
   Distribution fee - Class A ............................................        13,730         80,006
   Distribution fee - Class B ............................................           568          8,561
   Distribution fee - Class C ............................................         1,496          3,741
   Printing, postage and supplies ........................................         4,635         17,897
   Legal fees ............................................................           173          1,700
   Custodian fees ........................................................         5,263          3,145
   Compensation of directors .............................................           413          1,742
   Audit and accounting fees .............................................        11,023         15,254
   Registration fees .....................................................        19,789         28,006
   Amortization of organizational costs ..................................         4,986           --
   Other expenses ........................................................           317          1,859
                                                                             -----------    -----------
     Total expenses ......................................................       152,980        583,671
Less (note 2):
   Expenses waived or absorbed ...........................................       (46,450)          --
   Earnings credits on uninvested cash ...................................        (5,263)        (3,145)
                                                                             -----------    -----------
     Total net expenses ..................................................       101,267        580,526
                                                                             -----------    -----------
     Investment income (loss) - net ......................................       (80,183)       218,850
                                                                             -----------    -----------

Realized and unrealized gain (loss) on investments -net:
     Net realized gain from investments ..................................     1,050,816      2,360,603
     Net increase (decrease) in unrealized appreciation or depreciation of
       investments .......................................................      (904,641)     2,070,120
                                                                             -----------    -----------

     Net gain on investments .............................................       146,175      4,430,723
                                                                             -----------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................   $    65,992    $ 4,649,573
                                                                             ===========    ===========



See accompanying notes to financial statements.


VOYAGEUR MUTUAL FUNDS III, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                                                                      AGGRESSIVE                     GROWTH STOCK
                                                                      GROWTH FUND                        FUND
                                                              ----------------------------    ----------------------------
                                                                  YEAR           YEAR            YEAR            YEAR
                                                                  ENDED          ENDED           ENDED           ENDED
                                                                 APRIL 30,      APRIL 30,       APRIL 30,       APRIL 30,
                                                                   1997           1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Operations:
   Investment income gain (loss) - net ....................   $    (80,183)   $    (35,170)   $    218,850    $     92,678
   Realized gain on investments - net .....................      1,050,816         217,654       2,360,603       2,164,698
   Net change in unrealized appreciation or depreciation
     of investments .......................................       (904,641)        716,738       2,070,120       3,458,567
                                                              ------------    ------------    ------------    ------------
   Net increase in net assets resulting from operations ...         65,992         899,222       4,649,573       5,715,943
                                                              ------------    ------------    ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ..............................................           --              --           (96,623)       (119,377)
     Class B ..............................................           --              --              --            (2,294)
     Class C ..............................................           --              --              (526)           (385)
   Net realized gain on investments:
     Class A ..............................................       (823,497)       (116,580)     (2,225,694)     (1,184,833)
     Class B ..............................................        (11,522)           --           (67,421)        (10,519)
     Class C ..............................................        (14,534)         (4,669)        (32,506)         (1,656)
   Return of capital:
     Class A ..............................................           --           (24,621)           --              --
     Class C ..............................................           --              (987)           --              --
                                                              ------------    ------------    ------------    ------------
       Total distributions ................................       (849,553)       (146,857)     (2,422,770)     (1,319,064)
                                                              ------------    ------------    ------------    ------------

Capital share transactions (note 5):
  Proceeds from sale of shares (note 2):
     Class A ..............................................      2,592,893       1,916,283       6,323,206       5,051,319
     Class B ..............................................        177,549             310         697,999         456,058
     Class C ..............................................        186,497          14,350         730,728         100,512
   Net asset value of shares issued in reinvestment of
     net investment income, net realized gain and return of
       capital distributions:
         Class A ..........................................        801,188         138,626       2,176,239       1,227,276
         Class B ..........................................          6,145            --            55,265           9,400
         Class C ..........................................         11,804           5,488          32,495              65
   Payments for redemption of shares:
     Class A ..............................................     (2,035,066)       (631,277)     (5,369,765)     (5,356,509)
     Class B (note 2) .....................................        (69,487)            (26)        (70,952)        (21,866)
     Class C ..............................................       (112,429)        (28,787)       (168,125)            (23)
                                                              ------------    ------------    ------------    ------------
   Increase in net assets from capital share transactions .      1,559,094       1,414,967       4,407,090       1,466,232
                                                              ------------    ------------    ------------    ------------
     Total increase in net assets .........................        775,533       2,167,332       6,633,893       5,863,111
Net assets at beginning of period .........................      4,484,352       2,317,020      29,514,515      23,651,404
                                                              ------------    ------------    ------------    ------------
Net assets at end of period (including undistributed
   net investment income of $2,815, $4,223,
   $129,542, and $7,841, respectively) ....................   $  5,259,885    $  4,484,352    $ 36,148,408    $ 29,514,515
                                                              ============    ============    ============    ============


See accompanying notes to financial statements.


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Aggressive Growth Fund (formerly Voyageur Aggressive Growth Fund) and Growth Stock Fund (formerly Voyageur Growth Stock Fund) series within Voyageur Mutual Funds III, Inc., are registered under the Investment Company Act of 1940 (as amended) as diversified open-end management investment companies. Aggressive Growth Fund seeks to provide shareholders with long-term capital appreciation by investing in equity securities of companies having the potential for high earnings growth. Growth Stock Fund seeks to provide shareholders with long-term capital appreciation by investing in equity securities diversified among individual companies and industries.
   Aggressive Growth Fund and Growth Stock Fund (the Funds) each offer Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Pursuant to its articles of incorporation, Voyageur Mutual Funds III, Inc. has 10 trillion shares of authorized capital stock that may be issued.
   The significant accounting policies followed by the Funds are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.
   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex- dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

FEDERAL TAXES
   The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Funds.
   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
   On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income by $78,775 decrease accumulated

VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


net realized gain by $75,555 and decrease additional paid-in capital by $3,220 for Aggressive Growth Fund.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

ORGANIZATIONAL COSTS
   Organizational costs of the Aggressive Growth Fund are being amortized over 60 months on a straight line basis.

(2) EXPENSES AND SALES CHARGES

   Each Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur). Under the investment advisory agreements, investment decisions for the Funds are made and executed by Voyageur which provides the Funds with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Funds. The investment advisory agreements provide for the payment on a monthly basis of a fee equal to an annual rate of 1.00% of each Fund's average daily net assets.
   Each Fund will also pay a fee to Voyageur for acting as the Funds' transfer agent, dividend-disbursing and accounting services agent. The fee for each Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of each Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .035%. Each Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performanceof transfer agency, dividend disbursing and accounting services.
   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, each
 Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.
   Each Fund has a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans each Fund pays Fund Distributors a monthly distribution fee at an annual rate of .25% of each Fund's average daily net assets of the Class A Shares and 1.00% of each Fund's average daily net assets of the Class B and Class C Shares.
   Voyageur has voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily Class A net assets and 2.50% of average daily Class B and Class C net assets for the Funds on an annual basis. During the year ended April 30, 1997, Voyageur voluntarily absorbed $46,450 for Aggressive Growth Fund. The Funds earned credits on uninvested cash balances held at the custodian. The credits earned for the year ended April 30, 1997 were $14,123 for Aggressive Growth Fund and $108,322 for Growth Stock Fund. Of these credits $5,263 and $3,145, respectively, were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. The remaining $8,860 and $105,177, respectively, are included in interest income.
   Sales charges paid by Class A shareholders during the year ended April 30, 1997 were $11,275 and $74,010 for Aggressive Growth Fund and Growth Stock Fund, respectively. Of these amounts, Fund Distributors received $1,218, and $10,089, respectively. Contingent deferred sales charges paid by Class B shareholders during the year ended April 30, 1997 were $508 for Aggressive Growth Fund and $414 for Growth Stock Fund.

VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(3)  INVESTMENT SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $10,303,767 and $9,837,598 for Aggressive Growth Fund $11,357,814 and $8,980,287 for Growth Stock Fund during the year ended April 30, 1997.

(4)  FUND REORGANIZATION

   On January 15, 1997 Voygeur's parent, Dougherty Financial Group, Inc. ("DFG") executed an agreement and plan of merger with Lincoln National Corproation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. The "assignment" of advisory agreement relating to the merger has been approved by the Funds' Board of Directors and shareholders. LNC acquired DFG on April 30, 1997. Upon completion of the acquisition, Delaware Management Company, Inc. became investment adviser to the Funds, Delaware Distributors, L.P. became the distributor for the Funds, Delaware Service Company, Inc. became transfer, dividend-disbursing and shareholder servicing agent for the Funds, and Voyageur Asset Management LLC became sub-adviser to the Growth Stock Fund.



(5) CAPITAL STOCK Transactions in shares during the periods shown were as follows:


                                                               AGGRESSIVE GROWTH FUND
                                  -----------------------------------------------------------------------------
                                       CLASS A                      CLASS B                      CLASS C
                                  ----------------------     ----------------------      ----------------------
                                                                          PERIOD FROM
                                   YEAR         YEAR           YEAR         APRIL 16,       YEAR          YEAR
                                   ENDED        ENDED,         ENDED        1996*  TO       ENDED         ENDED
                                  APRIL 30,    APRIL 30,      APRIL 30,     APRIL 30,      APRIL 30,     APRIL 30,
                                    1997          1996          1997          1996          1997          1996
                                  --------      --------      --------      --------      --------      --------
Shares sold .................      190,978       162,201        12,754            26        14,452         1,213
Shares issued for
   reinvested distributions .       61,299        11,759           474          --             924           471
Shares redeemed .............     (163,480)      (53,033)       (5,065)           (1)       (7,682)       (2,392)
                                  --------      --------      --------      --------      --------      --------
Increase (decrease) in
   shares outstanding .......       88,797       120,927         8,163            25         7,694          (708)
                                  ========      ========      ========      ========      ========      ========



                                                                        GROWTH STOCK  FUND
                                  -----------------------------------------------------------------------------
                                       CLASS A                      CLASS B                      CLASS C
                                  ----------------------     ----------------------      ----------------------
                                                                           PERIOD FROM               PERIOD FROM
                                   YEAR          YEAR          YEAR        SEPTEMBER 8,    YEAR       OCTOBER 21,
                                   ENDED,        ENDED,        ENDED,      1995*  TO       ENDED,       1995* TO
                                  APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                    1997          1996          1997          1996          1997          1996
                                  --------      --------      --------      --------      --------      --------
Shares sold .................      253,700       227,245        28,484        19,924        29,726         4,441
Shares issued for
   reinvested distributions .       90,300        55,233         2,328           426         1,367             3
Shares redeemed .............     (215,895)     (246,555)       (2,827)         (945)       (6,993)           (1)
                                  --------      --------      --------      --------      --------      --------
Increase in shares outstanding     128,105        35,923        27,985        19,405        24,100         4,443
                                  ========      ========      ========      ========      ========      ========



------------------------------------

* Commencement of operations


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:


                                                                     AGGRESSIVE GROWTH FUND
                                               ------------------------------------------------------------------
                                                             CLASS A                              CLASS B
                                               -------------------------------------        ---------------------
                                                 YEAR         YEAR       PERIOD FROM         YEAR      PERIOD FROM
                                                 ENDED        ENDED      MAY 16, 1994*       ENDED    APRIL 16, 1996*
                                                APRIL 30,    APRIL 30,   TO APRIL 30,       APRIL 30,  TO APRIL 30,
                                                  1997        1996 (d)       1995              1997       1996
                                               ---------     ---------     ---------        ---------   ---------
Net asset value:
   Beginning of period .....................   $   13.08     $   10.40     $   10.00        $   13.06   $   11.91
                                               ---------     ---------     ---------        ---------   ---------

Operations:
   Net investment income (loss) ............        (.18)         (.10)         (.09)            (.21)       (.01)
   Net realized and unrealized
     gain on investments ...................         .96          3.27           .49              .81        1.16
                                               ---------     ---------     ---------        ---------   ---------
       Total from operations ...............         .78          3.17           .40              .60        1.15
                                               ---------     ---------     ---------        ---------   ---------

Distributions to shareholders:
   From net realized gains .................       (2.09)         (.40)         --              (2.09)       --
   From return of capital ..................        --            (.09)         --               --          --
                                               ---------     ---------     ---------        ---------   ---------
     Total distributions ...................       (2.09)         (.49)         --              (2.09)       --
                                               ---------     ---------     ---------        ---------   ---------

Net asset value:
   End of period ...........................   $   11.77     $   13.08     $   10.40        $   11.57   $   13.06
                                               =========     =========     =========        =========   =========

Total investment return (c) ................        4.34%        31.02%         4.00%            2.84%       9.66%

Net assets at end of
   period (000's omitted) ..................   $   4,944     $   4,334     $   2,189        $      95   $       0

Ratios:
   Expenses to average net assets (e) ......        1.84%         2.01%         1.74%(a)         2.57%       1.86%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) .....        1.75%         1.74%          N/A             2.50%       1.86%(a)
   Net investment loss to average net assets       (1.38)%       (1.00)%       (1.21)%(a)       (1.97)%     (1.39)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense
         reductions: (f)
              Expenses .....................        2.65%         2.74%         2.97%(a)         3.37%       1.86%(a)
              Net investment income (loss) .       (2.19)%       (1.73)%       (2.44)%(a)       (2.77)%     (1.39)%(a)
Portfolio turnover rate (excluding
     short-term securities) ................       179.5%        165.5%         88.3%           179.5%      165.5%
Average commission rate (b) ................   $    0.06           N/A           N/A        $    0.06         N/A


------------------------------------

*  Commencement of operations

See accompanying notes to Financial Highlights.


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS

                                                        AGGRESSIVE GROWTH FUND
                                                -----------------------------------
                                                              CLASS C
                                                -----------------------------------
                                                 YEAR          YEAR       PERIOD FROM
                                                 ENDED         ENDED      MAY 20, 1994*
                                                APRIL 30,     APRIL 30,   TO APRIL 30,
                                                  1997        1996 (d)        1995
                                                -------       -------       -------
Net asset value:
   Beginning of period ......................     $ 12.88       $ 10.33       $ 10.00
                                                  -------       -------       -------

Operations:
   Net investment income (loss) .............        (.23)         (.21)         (.16)
   Net realized and unrealized
     gain on investments ....................         .91          3.25           .49
                                                  -------       -------       -------
       Total from operations ................         .68          3.04           .33
                                                  -------       -------       -------

Distributions to shareholders:
   From net realized gains ..................       (2.09)         (.40)         --
   From return of capital ...................        --            (.09)         --
                                                  -------       -------       -------
     Total distributions ....................       (2.09)         (.49)         --
                                                  -------       -------       -------

Net asset value:
   End of period ............................     $ 11.47       $ 12.88       $ 10.33
                                                  =======       =======       =======

Total investment return (c) .................        3.58%        29.96%         3.30%

Net assets at end of
   period (000's omitted) ...................     $   222       $   150       $   128

Ratios:
   Expenses to average net assets (e) .......        2.62%         2.77%         2.40%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) ......        2.50%         2.49%          N/A
   Net investment loss to average net assets        (2.02)%       (1.73)%       (1.80)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense
         reductions: (f)
              Expenses ......................        3.43%         3.50%         3.50%(a)
              Net investment income (loss) ..       (2.83)%       (2.46)%       (2.90)%(a)
Portfolio turnover rate (excluding
     short-term securities) .................       179.5%        165.5%         88.3%
Average commission rate (b) .................     $  0.06           N/A           N/A


------------------------------------

*  Commencement of operations

See accompanying notes to Financial Highlights.


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                          GROWTH STOCK FUND
                                                      --------------------------------------------------------
                                                                               CLASS A
                                                      --------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                      --------------------------------------------------------
                                                        1997         1996         1995         1994       1993
                                                      ------       ------       ------       ------     ------
Net asset value:
   Beginning of year.............................     $23.66       $19.91       $17.51       $17.81     $23.81
                                                      ------       ------       ------       ------     ------

Operations:
   Net investment income.........................        .16          .08          .15          .07        .05
   Net realized and unrealized
     gain (loss) on investments..................       3.36         4.82         2.77         (.16)       .22
                                                    --------     --------     --------      -------     ------
       Total from operations.....................       3.52         4.90         2.92         (.09)       .27
                                                    --------     --------     --------      -------     ------

Distributions to shareholders:
   From net investment income....................       (.08)        (.11)        (.13)        (.06)        --
   From net realized gains.......................      (1.76)       (1.04)        (.39)        (.15)     (6.27)
                                                     --------    ---------     --------     -------     ------
     Total distributions.........................      (1.84)       (1.15)        (.52)        (.21)     (6.27)
                                                     --------    ---------     --------     -------     ------

Net asset value:
   End of year...................................     $25.34       $23.66       $19.91       $17.51     $17.81
                                                      ======       ======       ======       ======     ======

Total investment return (c)......................      15.27%       25.00%       17.04%      (.52)%       1.51%

Net assets at end of
   year (000's omitted)..........................     $34,255      $28,956     $23,651      $28,518    $26,784

Ratios:
   Expenses to average net assets (e)............       1.72%        1.78%        1.90%       1.90%       1.90%
   Expenses to average net assets
     (net of expenses paid indirectly)...........       1.72%        1.72%         N/A         N/A         N/A
   Net investment income to average net assets...        .68%         .36%         .75%        .40%        .26%
       Assuming no voluntary waivers,
         reimbursements and
           expense reductions:
              Expenses...........................       1.72%        1.87%        1.99%       2.13%       2.70%
              Net investment income (loss).......        .68%         .27%         .66%        .17%      (.54)%
Portfolio turnover rate
     (excluding short-term securities)...........       28.5%        36.6%        21.8%       34.2%       16.5%
Average commission rate (b)......................      $0.06          N/A          N/A         N/A         N/A


See accompanying notes to Financial Highlights.


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      GROWTH STOCK FUND
                                               -----------------------------------------------------------
                                                        CLASS B                          CLASS C
                                               ------------------------           ------------------------
                                                YEAR         PERIOD FROM          YEAR           PERIOD FROM
                                                ENDED      SEPTEMBER 8, 1995*     ENDED       OCTOBER 21, 1995*
                                              APRIL 30,       TO APRIL 30,       APRIL 30,        TO APRIL 30
                                                1997              1996             1997              1996
                                               ------            ------           ------            ------
Net asset value:
   Beginning of period....................     $23.39            $21.64           $23.43            $22.61
                                               ------            ------           ------            ------

Operations:
   Net investment income .................        --                .06              .07               .11
   Net realized and unrealized
     gain on investments..................       3.30              2.96             3.22              2.00
                                             --------          --------         --------          --------
       Total from operations..............       3.30              3.02             3.29              2.11
                                             --------          --------         --------          --------

Distributions to shareholders:
   From net investment income.............        --               (.23)            (.03)             (.25)
   From net realized gains................      (1.76)            (1.04)           (1.76)            (1.04)
                                             ---------          --------        ---------         ---------
     Total distributions..................      (1.76)            (1.27)           (1.79)            (1.29)
                                             ---------          --------        ---------         ---------

Net asset value:
   End of period..........................     $24.93            $23.39           $24.93            $23.43
                                               ======            ======           ======            ======

Total investment return (c)...............      14.50%            14.37%           14.42%             9.72%
Net assets at end of
   period (000's omitted).................     $1,182              $454             $712              $104

Ratios:
   Expenses to average net assets (e).....       2.47%          2.41%(a)            2.47%          2.35%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....       2.47%          2.37%(a)            2.47%          2.31%(a)
   Net investment income (loss) to average
      net assets..........................      (.01)%         (.62)%(a)             .14%         (.65)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense reductions:
           Expenses.......................       2.47%          2.50%(a)            2.47%          2.43%(a)
           Net investment income (loss)...      (.01)%         (.71)%(a)             .14%         (.73)%(a)
Portfolio turnover rate
   (excluding short-term securities)......       28.5%             36.6%            28.5%             36.6%
Average commission rate (b)...............      $0.06               N/A            $0.06               N/A

------------------------------------

* Commencement of operations


See accompanying notes to Financial Highlights.


VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

Notes to Financial Highlights

(a)  Adjusted to an annual basis.
(b) Begining in the year ended April 30, 1997, the average commission rate paid per share for security transactions is a required disclosure.
(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(d) Effective May 1, 1995, Voyageur replaced George D. Bjurman & Associates as the investment adviser for Aggressive Growth Fund to become the sole investment adviser to the Fund.
(e) Beginning in the period ended April 30, 1996 the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Funds. Prior period expense ratios have not been adjusted.
(f) Prior to the year ended April 30, 1997, the ratios reflect the most restrictive state limitation in effect.


AGGRESSIVE GROWTH FUND
INVESTMENTS IN SECURITIES                                                                            APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                         MARKET
           ISSUER                                                       NUMBER OF SHARES                 VALUE(a)
-------------------------------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

COMMON STOCKS (93.7%):
CAPITAL GOODS TECHNOLOGY (19.6%):
-------------------------------------------------------------------------------------------------------------------
     Analog Devices Incorporated                                              6,666                      $178,316
     Atmel Corporation                                                        5,000(c)                    124,375
     Cognos Incorporated                                                      4,300(c)                    109,113
     Etec Systems                                                             6,000(c)                    174,750
     Lucent Technologies Incorporated                                         2,500                       147,812
     SBS Technologies                                                         3,000(c)                     45,000
     Smart Modular Technology                                                 7,500(c)                    251,250
                                                                                                        ---------
                                                                                                        1,030,616
                                                                                                        ---------

COMMERCIAL SERVICES (15.2%):
-------------------------------------------------------------------------------------------------------------------

     BA Merchant Services                                                     7,000(c)                     98,000
     Cambridge Technology                                                     5,800(c)                    154,425
     Claremont Tech                                                           3,300(c)                     44,550
     Famous Daves (Including warrants)                                       10,000(c)                    143,750
     Gartner Group, Incorporated                                              3,000(c)                     78,750
     Keane                                                                    5,000(c)                    231,875
     Reynolds & Reynolds Company                                              2,200                        45,650
                                                                                                          -------
                                                                                                          797,000
                                                                                                          -------

CONSUMER CYCLICAL (6.1%):
-------------------------------------------------------------------------------------------------------------------

     Home Depot                                                               2,900                       168,200
     Wal-Mart Stores                                                          5,500                       155,375
                                                                                                          -------
                                                                                                          323,575
                                                                                                          -------

ELECTRONICS (6.7%):
-------------------------------------------------------------------------------------------------------------------

     Applied Material                                                         3,200(c)                    175,600
     Texas Instruments                                                        2,000                       178,500
                                                                                                          -------
                                                                                                          354,100
                                                                                                          -------

ENERGY (1.7%):
-------------------------------------------------------------------------------------------------------------------

     Belco Oil & Gas                                                          4,500(c)                     91,125
                                                                                                           ------

FINANCIAL (5.5%):
-------------------------------------------------------------------------------------------------------------------

     Associates First Capital                                                 3,000                       153,750
     Green Tree Financial                                                     3,000                        88,875
     Wells Fargo & Co.                                                          175                        46,681
                                                                                                          -------
                                                                                                          289,306
                                                                                                          -------

HEALTHCARE (2.0%):
-------------------------------------------------------------------------------------------------------------------

     HCIA, Incorporated                                                       5,000(c)                    103,125
                                                                                                          -------

See accompanying notes to investments in securities.






AGGRESSIVE GROWTH FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                                APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                         MARKET
           ISSUER                                                       NUMBER OF SHARES                 VALUE(a)
-------------------------------------------------------------------------------------------------------------------


MACHINERY (1.1%):
-------------------------------------------------------------------------------------------------------------------

     Novellus System                                                          1,000 (c)                 $  57,750
                                                                                                        ---------

TECHNOLOGY (16.2%):
-------------------------------------------------------------------------------------------------------------------

     BMC Software Incorporated                                                3,200(c)                    138,400
     Business Objects                                                         5,400(c)                     48,600
     Cisco Systems                                                            1,000(c)                     51,750
     Computer Associates International                                        2,250                       117,000
     Electro Scientific                                                       2,500(c)                     69,687
     Fore Systems Incorporated                                                3,000(c)                     45,750
     Newbridge Networks                                                       4,400(c)                    139,700
     Pure Atria Corporation                                                  15,000(c)                    146,250
     Radisys Corporation                                                      3,300(c)                     96,938
                                                                                                          -------
                                                                                                          854,075
                                                                                                          -------


SEMICONDUCTERS (19.6%):
-------------------------------------------------------------------------------------------------------------------

     Alliance Semiconductor                                                  10,000(c)                     69,375
     Anadigics, Incorporated                                                  6,000                       169,500
     LSI Logic Corporation                                                    4,000(c)                    153,000
     Micron Technology                                                        6,000(c)                    211,500
     Triquint Semiconductor                                                   5,700(c)                    169,575
     Vitesse Semiconductor                                                    5,000(c)                    157,500
     Xilinx Incorporated                                                      2,000(c)                     98,000
                                                                                                        ---------
                                                                                                        1,028,450
                                                                                                        ---------


         TOTAL INVESTMENTS IN SECURITIES (cost:  $4,852,871)(b)                                        $4,929,122
                                                                                                       ==========


See accompanying notes to investments in securities.






GROWTH STOCK FUND
INVESTMENTS IN SECURITIES                                                                            APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (98.3%):
BASIC INDUSTRIES (13.1%):
-------------------------------------------------------------------------------------------------------------------

     Archer Daniels Midland Company                                          73,000                  $ 1,341,375
     Bemis                                                                   32,000                    1,220,000
     Great Lakes Chemical Corporation                                        22,000                      932,250
     Sigma-Aldrich                                                           42,000                    1,260,000
                                                                                                       ---------
                                                                                                       4,753,625
                                                                                                       ---------

CAPITAL GOODS - INDUSTRIAL (10.3%):
-------------------------------------------------------------------------------------------------------------------

     Gannett Company                                                         15,000                    1,308,750
     Grainger (W.W.)                                                         15,000                    1,130,625
     Pitney - Bowes                                                          20,000                    1,280,000
                                                                                                       ---------
                                                                                                       3,719,375
                                                                                                       ---------

COMSUMER CYCLICAL (17.9%):
-------------------------------------------------------------------------------------------------------------------

     Bandag, Incorporated                                                    25,000                    1,175,000
     Dillard Department Stores                                               36,000                    1,111,500
     Genuine Parts                                                           39,000                    1,262,625
     Home Depot                                                              24,000                    1,392,000
     Walmart Stores                                                          54,000                    1,525,500
                                                                                                       ---------
                                                                                                       6,466,625
                                                                                                       ---------

CONSUMER NONDURABLE (24.5%):
-------------------------------------------------------------------------------------------------------------------

     Albertson's Incorporated                                                38,000                    1,254,000
     Anheuser Busch                                                          26,000                    1,114,750
     Conagra Incorporated                                                    25,000                    1,440,625
     Philip Morris                                                           30,000                    1,181,250
     Sara Lee                                                                34,000                    1,428,000
     Sysco Corporation                                                       39,000                    1,384,500
     UST, Incorporated                                                       40,000                    1,045,000
                                                                                                       ---------
                                                                                                       8,848,125
                                                                                                       ---------


See accompanying notes to investments in securities.






GROWTH STOCK FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                                APRIL 30, 1997
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
-------------------------------------------------------------------------------------------------------------------


ENERGY (7.3%)
-------------------------------------------------------------------------------------------------------------------

     Royal Dutch Petroleum                                                      7,000               $  1,261,750
     Shell Transport & Trading                                                 13,000                  1,382,875
                                                                                                       ---------
                                                                                                       2,644,625
                                                                                                       ---------

FINANCIAL SERVICES (7.5%):
-------------------------------------------------------------------------------------------------------------------

     Norwest Corporation                                                       28,000                  1,396,500
     Southtrust Corporation                                                    35,000                  1,308,125
                                                                                                       ---------
                                                                                                       2,704,625
                                                                                                       ---------

HEALTHCARE (11.4%):
-------------------------------------------------------------------------------------------------------------------

     Abbott Labs                                                               23,000                  1,403,000
     Merck & Company                                                           14,000                  1,267,000
     Schering Plough Corporation                                               18,000                  1,440,000
                                                                                                       ---------
                                                                                                       4,110,000
                                                                                                       ---------

TECHNOLOGY (6.3%):
-------------------------------------------------------------------------------------------------------------------

     Electronic Data Systems                                                   32,000                  1,068,000
     Hewlett Packard                                                           23,000                  1,207,500
                                                                                                       ---------
                                                                                                       2,275,500
                                                                                                       ---------

        TOTAL INVESTMENTS IN SECURITIES (cost:  $26,994,871)(b)                                      $35,522,500
                                                                                                     ===========



See accompanying notes to investments in securities.


AGGRESSIVE GROWTH FUND
GROWTH STOCK FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) Also represents the cost of securities for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation on investments based on these costs are:


                                        Gross           Gross            Net
                                     Unrealized      Unrealized      Unrealized
                                    Appreciation   (Depreciation)   Appreciation
                                    ------------   --------------   ------------
         Aggressive Growth Fund       $  695,038   $  (618,787)      $    76,251
         Growth Stock Fund             9,819,431    (1,291,802)        8,527,629

(c)  Presently non-income producing security.

VOYAGEUR MUTUAL FUNDS III, INC.
SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------


A meeting of the funds' shareholders was held on April 11, 1997. The meeting results including the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with the respect to such matter, are set forth below.

     1.  The funds' shareholders elected the following directors:

                                                   AGGRESSIVE GROWTH FUND

                                                                        Shares           Shares Withholding
                                                                       Voted "For"        Authority to Vote
                                                                       -----------        -----------------
              Walter P. Babich.................................           385,314                  --
              Anthony D. Knerr.................................           385,314                  --
              Ann R. Leven.....................................           385,314                  --
              W. Thacher Longstreth............................           385,314                  --
              Thomas F. Madison................................           385,314                  --
              Jeffrey J. Nick..................................           385,314                  --
              Charles E. Peck..................................           385,314                  --
              Wayne A. Stork...................................           385,314                  --


                                                      GROWTH STOCK FUND

                                                                        Shares           Shares Withholding
                                                                       Voted "For"        Authority to Vote
                                                                       -----------        -----------------
              Walter P. Babich.................................           878,307                 2,566
              Anthony D. Knerr.................................           878,307                 2,566
              Ann R. Leven.....................................           878,307                 2,566
              W. Thacher Longstreth............................           878,307                 2,566
              Thomas F. Madison................................           878,307                 2,566
              Jeffrey J. Nick..................................           876,694                 4,179
              Charles E. Peck..................................           878,307                 2,566
              Wayne A. Stork...................................           876,694                 4,179




VOYAGEUR MUTUAL FUNDS III, INC.
SHAREHOLDER MEETING RESULTS (CONTINUED)
--------------------------------------------------------------------------------


   2. The funds' shareholders voted to approve a new Investment Advisory Agreement. The following votes were cast regarding this matter:

                                                                                                          Broker
                                               Voted "For"       Voted "Against"       Abstentions       Non Votes
                                               -----------       ---------------       -----------       ---------

              Aggressive Growth Fund             378,962                324               2,090              3,938
              Growth Stock Fund                  823,526             12,006              45,340               --



3. The shareholders of Growth Stock Fund voted to approve a Sub-Advisory Agreement. The following votes were cast concerning this matter:


                                                 Shares                  Shares
                                               Voted "For"           Voted "Against"         Abstentions
                                               -----------           ---------------         -----------

                                                   819,341                12,151               49,380


FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended April 30, 1997 shown below. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.


                                                                        AGGRESSIVE GROWTH FUND
                                                   -----------------------------------------------------------

                                                        PER CLASS             PER CLASS             PER CLASS
                                                         A SHARE               B SHARE               C SHARE
                                                   -------------------  --------------------  ----------------
                                                          YEAR                  YEAR                  YEAR
                                                          ENDED                 ENDED                 ENDED
                                                        APRIL 30,             APRIL 30,             APRIL 30,
                                                            1997                1997                  1997
                                                   -------------------  --------------------  ----------------
Long-term capital gain distribution................    $  .8563               $  .8563               $  .8563
Short-term capital gain distribution...............      1.2291                 1.2291                 1.2291
                                                       --------               --------               --------
   Total distributions.............................     $2.0854                $2.0854                $2.0854
                                                        =======                =======                =======


                                                                         GROWTH STOCK FUND
                                                   -----------------------------------------------------------

                                                        PER CLASS             PER CLASS             PER CLASS
                                                         A SHARE               B SHARE               C SHARE
                                                   -------------------  --------------------  ----------------
                                                          YEAR                  YEAR                  YEAR
                                                          ENDED                 ENDED                 ENDED
                                                        APRIL 30,             APRIL 30,             APRIL 30,
                                                            1997                1997                  1997
                                                   -------------------  --------------------  ----------------
Net investment income distribution.................     $ .0765                $  --                 $ .0285
Long-term capital gain distribution................      1.5451                 1.5451                1.5451
Short-term capital gain distribution...............       .2175                  .2175                 .2175
                                                      ---------              ---------             ---------
   Total distributions.............................     $1.8391                $1.7626               $1.7911
                                                        =======                =======               =======


The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes.

For federal income tax purposes, 100% of the above ordinary income distributions to corporate shareholders is eligible for the corporate dividend received deduction for Growth Stock Fund.

DELAWARE GROUP
OF FUNDS



FOR GROWTH OF CAPITAL
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceeded or accompanied by a current prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial advisor or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 MARKET STREET
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
Nationwide (800) 659-2265

(C) Delaware Distributors, L.P.


VOY-EQAR 6/97